FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):              August 22, 1997

                             Nona Morelli's II, Inc.
             (Exact name of registrant as specified in its charter.)

                                    Colorado
                    (State of incorporation or organization)

                                     0-18377
                            (Commission File Number)

                                   84-1126818
                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5381

          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant

                  N/A

Item 2.           Acquisition or Disposition of Assets

                  On June 13, 1996, the Registrant, as the controlling parent of Group V Corporation, formerly, NuOasis Gaming, Inc. ("Group V"), granted to Joseph Monterosso ("Monterosso") an option to acquire 250,000 Series B Preferred Shares of NuOasis (the "Series B Shares") owned by the Registrant.

                  On June 13, 1997, Monterosso exercised the Option and purchased 128,041 Series B Shares. On August 22, 1997, Monterosso exercised the Option and purchased 21,959 Series B Shares, and the Option to purchase the remaining 100,000 Series B Shares has been canceled.

Item 3.           Bankruptcy or Receivership

                  N/A

Item 4.           Changes in Registrant's Certifying Accountant

                  N/A

Item 5.           Other Events

                  N/A

Item 6.           Change in Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits

                  (a)      None.

                  (b)      None.

                  (c)      Exhibits

                           1.       None.

Item 8.           Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nona Morelli's II, Inc.
                                        (Registrant)



Dated: October 16, 1997                 By:  /s/  Fred G. Luke, CEO and Director
                                             -----------------------------------
                                                  Fred G. Luke, CEO and Director

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